Exhibit 10.20

In Torrecampo, on March 3 , 2025 GATHERED On the one hand, Mr . JULIAN CABRERA CORTÉS, of legal age, of Spanish nationality , with ID number 30 . 176 . 211 - G , and Ms . JUANA REDONDO CALERO, of legal age, of Spanish nationality , with ID number 30 . 174 . 018 - L, both residing in Villanueva de Córdoba, at Calle Laguna del Pino n ƒ 12 , 14 . 440 Córdoba ; hereinafter jointly identified as "PROPERTY" or "LANDLORD" . And on the other hand, Mr . José A . Mora Góngora, of legal age, of Spanish nationality and with ID number 79 . 203 . 459 - S, representing the commercial company NGE SPAIN SOLIA RENEWABLES SL, a Spanish entity with registered office in Seville, at Calle Virgen de Luján No . 50 , Block 2 , Ground Floor B , and with Tax Identification Number B - 90346198 , hereinafter identified as the " DEVELOPER AND/OR LESSEE . " PARTIES The PROPERTY acting in its own name and right and considering itself to have sufficient legal capacity to enter into this lease agreement . A c t in g t h e D E V E L OP E R i n it s o w n n a m e a n d ri g h t considering themselves to have sufficient legal capacity for this contract. a n d •', DECLARE * * • That the PROPERTY is the owner of the full title to the rural properties described below, hereinafter referred to as "PROPERTY" or "PROPERTIES . " • That the properties are registered in the name of the Owner in the Pozoblanco Property Registry (except for two of them , as indicated below), free of liens and encumbrances, with the following cadastral references : 119.433 5 119.433 5 2 Registe r ed property Cadastral Referenc e Leased Area (Ha) Total Cadastral Area (Ha) P ar c e l Polygo n No. Ref . 4 , 4 0 0 14062A003000230000DF 2 1 . 4 7 4 4 2 1 . 4 7 4 4 2 3 3 1 4 , 4 0 0 14062A004000080000DJ 2 . 5 3 3 8 2 . 5 3 3 8 8 4 2 4 , 4 0 0 14062A005000140000DD 1 5 . 5 5 3 5 1 5 . 5 5 3 5 1 4 S 3 4 , 4 0 0 14062A00S00O16O£Kf0DI 1 9 . 3 7 1 9 1 9 . 3 7 1 9 1 6 5 4 - 0 0 14O62A00500019£XXI0DS 5 6 . 8 8 0 7 5 6 . 8 8 0 7 1 9 5 5 Not r eg i s t e r e d 14062A005000270000DA 0 . 7 5 1 7 0 . 7 5 1 7 2 7 S 6 2 , 6 7 6 14O62A00500039000ODM 0 . 5 3 2 3 0 . 5 3 2 3 3 9 S 7 Not registere d J4062A005000420000DIu 0 . 6 6 9 9 0 . 6 6 9 9 4 2 5 8 5 , 2 1 3 14062A00S00O430000DO 1 . 6 6 S 3 1 . 6 6 5 3 4 3 S g

Cadastral references are attached as "ANNEX 1 ", simple registry notes as "ANNEX 2 ", and a partial copy of the deeds of sale for the properties located in polygon 5 , parcels 27 and 42 , as "ANNEX 3 " . THE PROPERTY undertakes to carry out, at its own expense, all the necessary legal procedures to regularize and register in its name the properties located in polygon 5 , plots 27 and 42 of Torrecampo in the Land Registry and Cadastre . The procedures must be initiated within a maximum period of thirty (30) days from the reliable communication by the DEVELOPER of the obtaining of the supply point and the favorable urban compatibility report . If this period elapses without the request for change of ownership of the plots having been initiated , the DEVELOPER shall be entitled either to terminate the contract, without liability to it, due to breach by the PROPERTY, or to carry out the relevant procedures on behalf of the PROPERTY, which expressly authorizes the DEVELOPER to carry out these procedures and undertakes to provide any authorizations and documents necessary for this purpose, with the costs incurred being borne by the PROPERTY and deducted from future sales . • The DEVELOPER expresses its interest in the economic exploitation of the Properties through the construction and installation therein of the elements necessary to develop a business project consisting of the operation of a Type IV data center and a photovoltaic solar power plant of a determined capacity ( hereinafter the PROJECT"). • That the PROPERTY is interested in finalizing a lease agreement with the DEVELOPER for the PROPERTIES, consenting to and accepting the aforementioned agreement . STIPULATIONS FIRST : Legal framework This contract is entered into under the provisions of the Civil Code , and is governed by the will of the Parties as expressed in the contract, and , alternatively, by the provisions of the aforementioned Code, Royal Legislative Decree 7 / 2015 of October 30 , which approves the revised text of the Law on Land and Urban Rehabilitation , and the Civil Law of the Autonomous Community where the property is located . SECOND : Condition of the properties The LESSOR declares that the PROPERTIES are free of any encumbrances, as evidenced by the updated simple registry notes from the Pozoblanœ Property Registry , attached to this contract as ANNEX 2 .

' THIRD : Purpose of the contract The LESSOR leases to the LESSEE, who accepts it under the terms and conditions set forth in this agreement, the PROPERTY, free of encumbrances and liens, as well as occupants and tenants . Likewise, it receives it up to date in the payment of taxes, duties, and free of expenses of any kind incurred for any reason , as long as it is inherent or accessory, remaining so during the term of the Agreement . The LESSOR expressly authorizes the LESSEE to fully use and control the leased area , as well as to demol ish any existing buildings within it . In view of the purpose of the contract, which is the construction and operation of a data center and a photovoltaic plant , the lease includes the rights to the land, airspace, and subsoil, and the leased area may be adjusted to the usable area as required by the project . FOURTH : Duration, rent , and payment methods The rent to be paid by the LESSEE to the LESSOR as consideration for the rights granted under this contract, upon receipt of an invoice, shall be as follows : Phase I: Studies and Permits T • This phase includes conducting engineering studies and obtaining all necessary permits for the construction of the data center and solar plant . The rent will be € 100 /year for 24 months from the date of obtaining the supply point and the favorable urban compatibility report . In the event of an extension of the term for justified reasons , additional payments of €100/year will be made for each year of extension. Notwithstanding the foregoing, the following termination clause is established : o The LESSEE must request the urban compatibility report within three (3) months of signing the Once the urban compatibility report has been obtained , and provided that it is favorable, the LESSEE must request the supply point within six (6) months from the date of obtaining the favorable urban compatibility report . This period may be unilaterally extended for the same duration ( six months) at the request of the LESSEE, if necessary due to the material impossibility of making the request within the initial period ; to do so, the LESSEE shall simply notify the LESSOR of the request for an extension .

o In the event that the urban compatibility report is unfavorable and/or the LESSEE fails to meet these deadlines for requesting the urban compatibility report or supply point , the contract shall be automatically terminated without either party having any claim against the other . Phase II : Construction of the Project • During this phase, contractors will be selected and construction work will be carried out until the data center and solar plant are operational . The agreed annual rent for Phase III will be paid in proportion to the time elapsed between the start and completion of the works, with semi - annual payments in advance . The duration of this phase will be twelve (12) months , with the possibility of extension for a further six (6) months in the event of justified delay . Phase III : Project Operation • During this phase, which will last thirty - five (35) years from the end of Phase II, the LESSEE will pay an annual rent of € 2 , 000 /ha . Payment will be made every six months in advance, during the first fifteen days of each six - month period . F IFTH : Rent review The rent shall be reviewed annually in accordance with the variation in the CPI published by the INE or any index that replaces it . If the CPI is negative, the corresponding review shall not be carried out . SIXTH : Rights and obligations of the parties The PROPERTY shall cooperate in good faith in the procedures necessary for the project, authorizing the DEVELOPER to occupy the necessary parts of the PROPERTIES and carry out the necessary infrastructure work . SEVENTH : Permits, licenses, and authorizations Obtaining all necessary permits for the project shall be the sole responsibility of the DEVELOPER, who shall bear all related expenses . EIGHTH : Guarantees, sureties , and insurance The DEVELOPER shall be liable for all risks and shall comply with the legal provisions relating to the environment . It shall hold the PROPERTY harmless from any liability arising from the project .

NINTH : Use of the property by the owner The PROPERTY may continue agricultural activity until the start of construction . If the DEVELOPER requires prior eviction , the PROPERTY will be compensated as established . TENTH : Breach and termination of the contract Breach of the provisions shall entitle the complying party to demand compliance or termination of the contract, with the right to claim damages . The DEVELOPER may terminate this lease agreement early and unilaterally, without penalty to its entity or compensation to the Property during PHASE 1 . To do so, it must notify the PROPERTY in writing and in a reliable manner , with the termination taking effect from the date of notification . Without prejudice to the power granted in this Provision, the DEVELOPER may, in any case and at any time , with a minimum of 30 days' notice, terminate this agreement without any penalty to its charge or compensation to the PROPERTY, in the event of any circumstance, of any nature, foreseeable or unforeseeable, foreseen or unforeseen, which, directly or indirectly, implies a breach of the economic balance of this agreement or of the project, or which in any other way frustrates or makes it more difficult or burdensome to achieve the purpose pursued by both parties in the conclusion of this agreement , as stated in the Preamble to this document . Likewise, it may terminate it without penalty in the event of the denial of any permit that renders the project unfeasible . In the event of termination of the contract for the reason indicated in Expose I, that is, due to non - compliance by the property owner in the event of failure to carry out the procedures for change of ownership before the Pozoblanco Property Registry for the properties located in industrial park 5 , plots 27 and 42 of Torrecampo, the PROPERTY shall compensate the DEVELOPER for the expenses incurred in the projects up to the date of non - compliance . ELEVENTH : Assignment of the contract If the DEVELOPER can transfer the rights and obligations of the contract to third parties, notifying the PROPERTY of the transfer of its contractual position within the following fifteen days, without the delay in its delivery constituting a breach of contract . TWELFTH : Transfer of the property The PROPERTY may sell the property, but the buyer must be subrogated to the terms of the contract, notifying the DEVELOPER . a

THIRTEENTH : Acknowledgment THE LESSEE and THE LESSOR (or any other natural or legal person to whom they may assign the rights and obligations arising from this contract) agree and acknowledge , upon signing this contract, the participation as INTERMEDIARY of CEMACAßERO HINOJOSA, with ID number 47 . 207 . 370 - P, (or any other natural or legal person that may be appointed), undertaking, to pay the professional fees corresponding to each of them in accordance with the contract signed between them, with both the LESSEE and the LESSOR assuming the economic, legal, and technical conditions contained therein . FOURTEENTH . - Sole agreement This agreement supersedes any previous agreement related to its subject matter. Any modification must be in writing and signed by both parties. DECLARATION : Partial invalidity The invalidity of one provision shall not affect the validity of the rest of the agreement . SIXTEENTH : Notifications Notifications must be sent by certified mail or registered fax to the addresses indicated . They may be sent in advance by email, but will not take effect until the certified mail or registered fax is received . SEVENTY - SEVENTH : Not ar ization and registration The contract may be made public and registered in the Property Registry at the request of either party. EIGHTEENTH : Expenses and Taxes The taxes and expenses arising from the contract shall be borne by the DEVELOPER. NINETEENTH : Jurisdiction For the resolution of disputes, the parties submit to the jurisdiction of the Courts and Tribunals of the city of Pazoblanco.

And in witness whereof, the parties sign this contract in duplicate and for a single purpose at the place and date indicated. THE PROPERTY Mr. Julián Cabrera Cortés Ms. Juana Redondo Calero “ THE DEVELOPER Legal Representative of NGE SPAIN SOLIA RENEWABLES SL Mr. José A. Mora

gg•,¿•y••-

GOBIERNO DE ESPAÑA MINISTERIO DE HACIENDA Y FUNCIÓN PÚBLICA

DESCRIPTIVE AND GRAPHICAL CONSULTATION OF CADASTRAL DATA FOR REAL ESTATE PROPERTY

Cadastral reference: 14062A003000230000DF

DATOS DESCRIPTIVOS DEL INMUEBLE

Location:

Polygon 3 Parcel 23

DEHESA VIEJA. TORRECAMPO [CÓRDOBA]

Class: RURAL

Main use: Agricultural

Built area:

Aña construction:

CuKfVo

a	C- Dry farming or dry plowing	02	214,721
b	I- ImpioductNo	00	23

PARCELA

Graphic area: 214,744 m2 Property share: 100.00%

Tipo:



3
5
003
24
9002
22
9003
25
4.261.500
352.500
1/8000

This document is not a cadastral certification, but its data can be verified through the "Access to unprotected cadastral data from the SEC."

Location: Polygon 4 Plot 8 NAVARODES. TORRECAMPO [CÓRDOBA] Class : RURAL Main use : Agricultural Built are a : Year of construction : * * " DESCRIPTIVE AND GRAPHIC CONSULTATION OF CADASTRAL DATA FOR REAL ESTATE PROPERTY Cadastral reference : 14062A004000080000DJ Graphic area : 25,338 m2 Share of the property: 1Ü0. 00% Type: CUlt IVO Subplo t a b c d Cultivation/use CE Labor or labradio with encir as se cano CE Labor or radio with dry oak trees no I - Unproductive I - Unproductive Production intensity 02 02 00 00 Area m' 4,59 0 19,915 81 8 1 5 Esca 1/3 000

Location: Polígono 5 Parcela 14 TIERRAABAJO. TORRECAMPO [CÓRDOBA] Class: RURAL Main use : Agricultural Built area : Building area: CultNo C - Lebor or Labradlo ascano 0 3 155,53 5 DESCRIPTIVE AND GRAPHICAL CONSULTATION OF CADASTRAL DATA FOR REAL ESTATE PROPERTY Cadastral reference: 14062A005000140000DD Graphical area : 155,535 m2 Property share : 100.00 ’/• . 2 6 2 1/500 0 This document is not a cadastral certification , but its data can be verified through the "Access to unprotected cadastral data from the SEC."

Location: Polygon 5, Parcel 16 TIERRA ABAJO. TORRECAMPO [CÓRDOBA] Class: RURAL Main use : Agratio Built area : S«dgo ab 0 Cultivation/approac h C - Dry farming or dry plowing Production intensity Area m² 01 193,719 DESCRIPTIVE AND GRAPHICAL CONSULTATION OF CADASTRAL DATA FOR REAL ESTATE PROPERTY Cadastral reference : 14062A005000160000DI Graphic area : 193,719 m2 Share of the property: 100. 00% . This document is not a cadastral certification, but its data can be verified through the "Access to unprotected cadastral data from the SEC." 1 7 26250 0 2 0 2 4 2 5 353000 1/8000

DESCRIPTIVE AND GRAPHICAL CONSULTATION OF CADASTRE DATA FOR REAL ESTATE PROPERTY Cadastral reference : 14062A005000190000DS Location: PI:00 PI:01 Polygon 5 Parcel 19 DEHESILLA DE CASCARR. TORRECAMPO (CÓRDOBA) Class: RURAL Use phil \ C)}Sál: Agricultural Built area : 1,362 m2 Year of construction: 2000 Construction Graphic area : 568,807 m2 Property share : 100. 00% Type: Built plot without horizontal division AGRICULT U RAL AGRICULT U RAL AGRICULTU RAL CULTIVATION a b c EE PaetoB with holm oaks CE Labor or plowed land with holm oaks k Unproductive 1/00/01 2/00/01 3/00/01 cia zrF 117 976 269 IntansId•d Produ¢tfm 02 Surface a r e a 200,67 2 0 0 3 , 0 8 3 This document is not a cadastral certification , but its data can be verified through the "Access to unprotected cadastral data from the SEC." PARCELS 1/1500 0

GOBIERNO DE ESPAÑA | MINISTERIO DE HACIENDA Y FUNCIÓN PÚBLICA | SECRETARÍA DE ESTADO DE HACIENDA | DIRECCIÓN GENERAL DEL CATASTRO

DESCRIPTIVE AND GRAPHICAL CONSULTATION OF CADASTRAL DATA FOR BENlNhdUEBLE

Cadastral reference: 14062A005000270000DA

Location:

Polygon 5, Parcel 27

LAGUNA DE COBOS. TORRECAMPO [CORDOBA]

Class: RURAL

Main use: Agricultural Built area: Year of construction:

CUlt IVO

	Subplot	Cultivation/use	Production intensity	Area m' 03
0		C- Dry farming or dry land cultivation		7,517

Graphic area: 7,517 m2 Property share: 100.00%

Type:



4.261.900
4.261.800
4.261.700
353.400
353.500
26
25
16
005
27
9009
23
28
Escala:
1/2000

Este documento no es una certificación catastral, pero sus datos pueden ser verificados a través del "Acceso a datos catastrales no protegidos de la SEC'

50 0 4 0 26 1 , 3 0 0 4 5 3 5 3 3 0 0 1, 20 0 Location: Polygon 5, Plot 39 NAVARODES. TORRECAMPO [CÓRDOBA) Class: RURAL Main use : Agricultural Built area : Year of construction: 0 C - Dryland farming or cultivation Area rra Productive capacity 03 5 , 3 2 3 DESCRIPTIVE AND GRAPHICAL CONSULTATION REAL ESTATE CADASTRE DATA Cadastral reference : 14062A005000390000DM Graphic area : 5,323 m2 Share of the property: 100. 00% Type: This document is not a cadastral certification, but its data can be verified through the "Access to unprotected cadastral data from the SEC."

Location: Polygon 5, Parcel 42 NAVARODES. TORRECAMPO (CÓRDOBAJ Class: RURAL Main use : Agricultural Built area: Year of construction: Cuhlvo C - Labor or Labradlo cecano Peod+a¢tlv a S 0 3 6.6B 8 DESCRIPTIVE AND GRAPHICAL CONSULTATION OF CADASTRE DATA FOR REAL ESTATE PROPERTY Cadastral reference: 14062A005000420000DM Graphical area : 699 m2 Share of the property : 100. 00% yjpg. This document is not a cadastral certification, but its data can be verified through the "Access to unprotected cadastral data from the SEC." 4 3 26 t 4 5 ca : 1/2500

Location: Polygon 5 Plot 43 NAVARODES. TORRECAMPO [CÓRDOBA] Class: RUSTIC Main use : Agriculture Built area: Building area: Curve 0 C - Labor or Labradlo cecaro 0 3 1 6,6 5 3 DESCRIPTIVE AND GRAPHICAL CONSULTATION OF CADASTRAL DATA FOR REAL ESTATE PROPERTY Cadastral reference : 14062A00500043D000DO Graphical area : 16,653 m2 Property share : 1D0. 00% 26 f 4 2 4 5 Scale : 1/250 0 This document is not a cadastral certification , but its data can be verified through the "Access to unprotected cadastral data from the SEC."

ANNEX lIALLEASE AGREEMENTß |ENTO: NOTESINPLE

E'uoha do &n1 c1ón: JO/09/2O2 •t 12 : 03 ‹ Tt So11o16cn6e • CARRERA R£DONOG, •J \ !1 1/ \ II N ƒ ’9 6L o Lhn : 2 ¢›*/ r› r \ un icip1o : 7ORRECAf'tP0 CRU: l40l30004lt470 Nature of the property: RUSTIC: RUSTIC - Participation fee : € Cadastral reference : l4062A0050O039000ODM Public road : PARAJE NAVARODES Land area : Ha:0 to:70 Boundaries: North, Camino de Almaden. South, Esperanza González Santofimia. East, Francisca Calvo Pastor. West, Rafael Pozo Haro and wife. ?ir›:m: 4*.3' ---------- DESCRIPTION OF THE EINCA ---------- LOCATION: Plot of dry land located in the Naverodes area , in the municipality of Lorrecampo. It covers an area of seventy acres . It borders to the north with the Camino de Almadén, to the east with Doña Francisca Calvo Pastor, to the south with Esperanza González Santofimia , and to the west with Don Rafael Pozo Haro and his wife. The property is not graphically coordinated with the land registry . OWNERSHIP N.I.F. VOLUME BOOK FOLIO REGISTRATION CABRERA COR3'B9, 7UI›ZA N 30 . 176 . 2 II - G 8 9 4 5 2 1 8 9 2 RBDO¥tDO CAI*BRO, OVAXA TOTAL ownership for your community property. Title: Sale. Formalized in a deed dated 12/01/2016, authorized in VILLANUEVA DE CÓRDOE by MS. ITZIAR RAMOS BEDIHA, protocol no. 622. C . 8. V. : 21401310B5Cz’7334 Scanned with CamScanner

CARGAS

- — - CARQA8 POg PROCSDgRCSA ---- ——

No csrga* records found

---------- CARGAS PROPIAS ----------

It affects the payment in favor of the Public Treasury, due to the supplementary settlement that may *be generated* by the Tax on Property Transfers and Legal Acts.Legal documents, for the legal act referred to in Note number 1 in the margin of entry 2, for a period of 5 years from January 10, 2017.

Documents relating to the property submitted and pending dispatch, with the entry of submission valid at the close of the Daily Ledger on the day prior to the date of issue of this note:

There are NO ‹documents pending dispatch

A9'ZSO• *gives* **the** *cons fignados* **in J a** *pcesen de nota* **se ze/1ezezi a ó1a** *che 3 0/ 09/2'c"2'4*
12. 03. 54, anf:es de la apec¢ u ca del d1 to zú' o .

Ag7E , A 1 for the purposes of Reg1 amen f:o Geneca1 of Pro f:eccú ón de Da los úC1 6/ET ·•' c/eJ Paz1aaienCo £'ucopeo y ÓeJ Council, of 27 of abz11 of 2016, zeJaclvo to -p o€eccldn Óe people people E1sícas in Jo that respect to tcaf:ara:iento de da•ss j>evoona2es and to 1íóce c1ccu1ac!ón che these c/atos (in accordance with the "GDPR"), pen informado:

Oe conEorm1dad with what follows in the **request cfe** *pub 11c1dad* **regis Pza,** *s* **cíatos** ***persona*** *1en expressed in the ut siria han s1do and will be* **oÓ¿eto Óe Pza taaleü a e** *1ncozpocados to the k1ócos and azch1vos of* **the /teg1stzo, whose zesponsaóJe e*** **-Reg1atcadoz, being the use and* **lin cnel** *t:Ka ¢ainienf:o* **those** *collected §" pzes•1 s""s expesaiaenf:e in the noc/na II va ceg1s f:ca 1, the which s 1eve base l eg1t: 1iaadoz-- ‹-ie is* **czataa1ent:o.**

-*In accordance with* Article 6 *of the first amendment to the* General Section *of the Regulations , adopted on* May 17, 1998, *the* following provisions *shall apply:*°s *zs1saios secán ced1doa* with the objective *Óe sacls/acer* the *right ÓeJ ti tu dar* Óe the *s *E1nca/s o right/a* Insczl tos *in the /teg1sLro a sec In/ozxiado,* at *their request, deü noaóce or the name and* address *of the person* or persons *who have provided* specific information about *them or* their parents. -

- *Il peck odo che consecvac:L ón de 1os da tos se de cecn Ina cá de a cuecÓo a 1 os ri cero s es tabú ectdoe en la eg:i s1act dn ceg1 s cha1, Keso1 uei ones de la DE cecc i ón Gene ca1 de os* AogJa tzoa *y del f/otaz1ac/o e : ins t cucc1ones co eg i a1 es .* In the case of the *fa cx uca c i ón Óe* **sezvlcJoa,** *di chos perf odoe de con secva el ón se de t ecal nacán* de acuezo/c o Ja norma at1a *meca y t* **lóutaria** *ap1í caó1 e en cada* nomen ¢o *. In any case, e.1* Av'.gé a tro *p:›‹:lrá conserva c 1oe da zOB OK En t:! einpo supec i oc a 1os ind1cados con £ocae a d1chos ccl te el os* norma **thor** *en aque11os* supues los en que *sea necesa zl o poe la* ex1stencla de *cesponsaó1 J)dadas dec! vada* scfe Ja since tacJdn *secvi cio.* -
- *:i n:F:oziaac1 ón* puerta a *ou d1spos1ci ón es pa za* s u *uno exc1 us1vo* y t ‹ene cazá cien *ú n f::zansfec1bJe y oon f:ldenc1a1 y* ún1 caven te *podcá u L i 1 1 z,arse para J a :F:1 na11 dad joe a*

C.g.Y, : 21401310B5CS'7334

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REGISTRO DE LA PROPIEDAD DE POZOBLANCO
calle córd
CP.- 14400 D
TFNO: 957770697 - FAX: 957131488

Fecha de Emisión: 30/08/2024 13:10:09
Solicitante: CABRERA REDONDO, JULIAN **Nº Petición:** 2616

Municipio: TORRECAMPO

Finca: 5213

CRU: 14013000720758
Naturaleza de la finca: RÚSTICA: RUSTICA
- Cuota de participación: %
Referencia Catastral: 14062A00500043000DO
Referencia Catastral: Poligono: 5
Parcela:

LOCALIZACIÓN

Via Pública: PARAJE NAVARODES

Superficie del Terreno: Ha:1 a:66 ca:53
Linderos:Norte, DOÑA VEREDAS RODRIGUEZ ESTRELLA.
Sur, DOÑA DOLORES RISQUEZ PASTOR.
Este, DOÑA FRANCISCA CALVO PASTOR.
Oeste, CAMINO DE SANTA EUFEMIA Y ARROYO DE ROMPEREZAS.

DESCRIPTION OF THE FINCA

BBFTICh.- RXfRRGACIh ChThSTRhL: 14062A00500043000DO. Piece of land:aro G'= .a::c : :third class located in the Navarodes area in the municipality of Torrecampo, ::area ex---s.--surface area of one hectare, sixty-six areas and fifty)• three centiares, ..r.- -. H:rte, with Dofm Veredas Rodriguez Estrella, to the east, with Doña Francisca Calvc ?as::l, a. J.-, with DcAa Dolores Risquez Pastor, and to the west, with the road to Santa £uferia and '--: - :-Pnrperezas.

Fiacw Ao -rtbúmdo with graphic cadastre.

TITULARIDADES

NEnM8A IITOLAR	Tax ID	TOr|O	LZ8RO	FOLIO	MZn
CABRERA CORTES, JULIAN	30,176,211-G	1148	62	13	
REDONDO CALERO, JUANA					

mhD d ¥ plorio ‹kimln£o for its partnership with qanane ia les .
Title: CoapravenLa.
Registered in the registry on 11/26/2018, authorized in VILLANUEVA GE ü0StD<D.h,ç©: y"
ITz lnk RM'IOs HEDI!iA, protocol no. 689.

CARGAS

---------- CARGAS POR PROCEDENCIA ----------

C.S.V. : 214013103D2E9C98

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g$ gg• Dg 1,A pROPS ¥DA0 Dg POZOBI+MICO mean & m£s ión : 30f 08/2 0 2 4 13 : 10 : 09 so11o1enr›e« : cABRERA REt›oiioo, auL i N H• P•ei ct ór› * fi 6 *• Start : TORREChFiPO Order : 0 CRU: 14013000432194 Nature of the property: RUSTIC: Socano - Patient share: $ Tax exemption : HO CON8TA Public road: PARAJE hIRALOBOS Land area : Ha : 115 a : 62 ca : 87 Boundaries: North, REST OF THE MAIN PROPERTY South, HOYA CONDESA East, LOCAL ROAD FROM TORRECAMPO TO SAN BENITO West, PRA GROUP OF COMPANIES £’i rio : 4 4 0 G ---------- oEsc IecibH OF THE PROPERTY ---------- RbSTICh : Piece of land, dry pasture, located in the area known as Niraloboo, Ropereza , and Tierra Abajo, in the municipality of Torrecampo, covering one hundred and fifteen hectares, six hundred and two areas , and eighty - seven centiares . It is marked with the letter B . It borders to the north with the rest of the main estate or plot marked with the letter A , to the south with several plots in the areas known as 'oy - Condesa' and 'Ropereza', belonging to various owners, to the east with the local road from Torrecsmrc to San Benito and several plots, and to the west with the 'Dehesa Vieja' estate owned by the entity 'Grupo de Empresas Pra, S . A . ' and the 'Dehesilla' estate owned by the Romero Bianco brothers . E'fAcx Not registered with the land registry . TITLE NC4BAB TITDLAR N.I.F. VOLUME BOOK FOLIO REGISTRATION CORTR9, JULIAN Ch8RRRh RRDCABD CALRRO, JOAHA 30 , 17 6 , 2 1 1 - G 87 5 5 1 5 3 l 30,174,018 - L TOTMLIDhD dsl full ownership with joint ownership . Title: Sale. Formalized in a deed dated 10/01/1990, authorized in CORDOBA, MANUEL CASTILLA TORRES. ---------- CHARGES BY ORIGIN ---------- NO registered encumbrances C . 9.V. : 214O13109320B3CP CamScanner Scanned with CamScanner

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ANNEX III TO THE RENTAL AG REEMENT Edit ITURî S DE ćOI \ IPR4.*. F.NI.4

C Y2914644 PURCHASE AGREEMENT GRANTED BY MARIA MARQUEZ RONRRD IN FAVOR OF JULIAN CABRERA C0RTE8 NUMBER FIVE HUNDRED AND SIXTY - FIVE . a n Almodóva r de l Campo , ml rea i dencla , a C‹t - July 2016. -------- ' --- Before me: MAURICIO - MANUEL OCAÑA MONROY , Notary Public Member of the Illustrious College of Castilla - La Mancha. -- On the one hand: MS. MRRIA MARQUEZ ROMERO , of legal age, married, resident a t cal l e of Puertollano (Ciudad Real), with address at Vega zpi , number 5, and provi sEa of your ID/Tax ID number 05 . 864 . 848 - D --------- And on the oth er hand : p,j 2 j ,gg, 2 g¡J CnaRERA CORTES of legal age, married under the supplementary legal regime of joint ownership of property with DOfiA JUANA REDONDO cALERO, resident of V illanueva Córdoba í. Córdoba) , with address at Calle I Agun a del de Pino, number 12, and provided b y Scanned with CamScanner su D.N.I./N.I.F. número 30.176.211-G

INTERVIENEN en su propio nombre y derecho.

Aseguran tener y tienen a mi juicio los comparecientes, capacidad legal bastante para forma (ipal' la p e:‹ro(n rw‹'tllllt« ‹h• PURCHASE AGREEMENT, and ai efecto,

.- -- -- -- EXPONEN:

I.- Que a Doña María Márquez Romero le per- owns, on an exclusive basis, full ownership from the farm rustic, available:

LAND labor dry land, in t érmino juni c ipal of Torrecampo (Córdoba), in the area known as pgn LAGUHA DE COBOS, measuring seventy-two areas and seventy-two centiaras. Borders: North, South, and West, Camino de Entrada (plot 9010), although, as stated, to the North and West it borders the current buyer, Mr. Julián Cabrera. Cortés; and East, Camino del Carril de la Loma (parce la 9009)

It is plot 27 of polygon 5 of CaLas-

Reference Capital: 14 062A0 050 002 7000 ODA.

I attach to this document the certification cat astral and graphic description.

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/2016

CY2914645

TITLE I: INTRODUCTION.- TtuMT i‹wU ' .' di nu

que adquirió la finca antes descrita por herencia al óbito de sus padres Don Florencio Márquez Campos y Doña María-Manuela Romero Márquez, hace más of vminte aiios, lacking sufficient documentation, accreditation, and registration in the Property Registry

CARGAS.- Libre de cargas. ----------------

D=qjo ᵢidoaesca malrizaLodos los efce-tos, testimony on paper exclusively for notarial deeds from the formal advertising medium provided by the Property Registry

I advise the parties that the following prevails over the information or statement contained in the preceding and following paragraphs, the registration status existing at the time of submission to the Property Registry of the certified copy of this deed.

The transferring party declares that the property described is free of encumbrances and liens.

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TIMBRE DEL ESTADO

Notaría de Dª Itziar Ramos Medina

DB7107909

ITZIAR RAMOS MEDINA
NOTARIO
AV. DEL MATADERO Nº4 (14440)
VILLANUEVA DE CÓRDOBA (CÓRDOBA)
957 120 104 - 957 121 612
iramedina@notariado.org

ESCRITURA DE COMPRAVENTA.

NÚMERO SEISCIENTOS SESENTA Y NUEVE.

En VI ll Gttñov ti De Córdoba, mi residencia a veintitrés de diciembre de dos mil dieciséis.

Ante mí, **ITZIAR RAMOS MEDINA**, Notario del Ilustre Colegio de **Andalucía**.

=== COMPARECEN ===

De una parte:

DOÑA VEREDAS RODRÍGUEZ EgTRRLLA, elder <=#.

casada, de profesión pensionista, vecina de Torrefield, province: of +.órdoba, dom l C i l l aOñ -

IZ. Jesús nº 7, (14410) y con D.N.I y N.I.F. número :0.164.283-J

From the

otra: DON JULIÁN CABRERA CORTÉS, mayor of ',

Janade ro, ca sado in registered le ga l tte 9ariane i a i e -

con DOÑA JUANA REDONDO CALERO, de profesión ganadero, vecino de Villanueva de Córdoba, provinciaof Córdoba, COt2 dOfll i c i l io withyoke l en CL. Loqunafrom1 P i no n

º 12, (14 4 i 0) and Co t N Y*. .

Juana Redondo

- Folio 1 -

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número 30.176.211-G

=== INTERVIENEN ===

Todos en su propio nombre y derecho. --------

Les identifico por sus documentos identidad anteriormente reseñados, los cuales conservo soporte electrónico. ------------------------------

Tienen a mi juicio capacidad legal necesaria para otorgar esta escritura de **COMPRAVENTA** y en consecuencia:

EXHIBIT ===

1.- That MS. VRRRDAS RODRIGURZ ESTRRLIA, --

owners with exclusive character of full dominion -c=. the following property: f Inca: ------------------------------

RIJS2ICA. - Piece of dry land, d= fairy 3 ^ Class, which is rootedin place Navaxodes, in the municipality of Torrecaopo (Córdoba), with a surface area of sixty-six areas and ninety and nine centiaras (0.6699 ha), que 1 nJs to the north, with Doña Nar1a Prudenc i a Xoyano Rose ro, and Don Rafael Pozo Llamo, to the east, with Dolía Franc1s 'a Ca lvo Pa g tor, to the south, with Don Juan Nol ina Romero, and by el Oeste, with the Ronperas River. -----------

TASTING DATA S. - Parcel 2 of pol i9nO of the Cadastre of Rustic of TOr recairpo,

COP

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statements, Article 1 d . 2 . b ; of Text 1 e • uo‹ 1 i " : astro in drafting› c|ucM ua ía physical reality the result descriptive and graphic cadastral survey . --------- TIC. - The property described I ƒ í' ƒ •bJub sc anned with CamScanner